UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                NOVEMBER 7, 2005


                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-6639                    58-1076937
(State or Other Jurisdiction       (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)


              55 NOD ROAD
           AVON, CONNECTICUT                                   06001
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (860) 507-1900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Magellan Health Services, Inc. (the "Company") announced today an amendment to the employment agreement dated September 5, 2003 between the Company and Jeffrey D. Emerson, an executive officer of the Company who has served as Chief Information Officer. The amendment provides that Mr. Emerson will serve as the interim Executive Vice President in charge of the Employer Solutions segment and that his employment will terminate upon completion of his duties in such position. In addition to his existing rights under the agreement upon a termination of employment, the amendment also provides for a minimum performance bonus under the Company's existing 2005 Short Term Incentive Plan with respect to 2005, assuming satisfaction of the other conditions for receipt of a performance bonus, and in the event of a termination without cause by the Company prior to March 15, 2006, acceleration of vesting of all options that would have vested by such date. A copy of the amendment is attached as an exhibit hereto. Mr. Emerson's employment agreement, as amended, may be deemed a material agreement of the Company in accordance with S.E.C. regulations.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of business acquired:   Not applicable.

(b)  Pro forma financial information:   Not applicable.

(c)  Exhibits:

EXHIBIT NUMBER                              DESCRIPTION
--------------   ---------------------------------------------------------------
10.1             Amendment of Employment Agreement with Jeffrey D. Emerson, dated as of November 7, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAGELLAN HEALTH SERVICES, INC.

                                         By: /s/ Mark S. Demilio
                                             -----------------------------------
                                             Name: Mark S. Demilio
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
   Dated: November 7, 2005



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